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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)            October 15, 2002
                                          --------------------------------------



                                MPSI Systems Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-11527                 73-1064024
------------------------------     -----------------     -----------------------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)


     4343 South 118th East Avenue, Tulsa, Oklahoma                  74146
   --------------------------------------------------         ------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        918-877-6774
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.


         Effective October 15, 2002, Dr. David L. Huff resigned his position on the Board of Directors of MPSI Systems Inc. Dr. Huff has recently retired as a professor from the University of Texas and has chosen to pursue other business opportunities in the future. His resignation is not the result of any disagreement with the Company or its management.

         Dr. Huff has been a valuable member of MPSI's Board since 1982. The Company will miss his contributions but wishes him success in his new endeavors.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MPSI Systems Inc.
                                           ------------------------------------
                                                       (Registrant)



         October 15, 2002                         /s/  James C. Auten
    ---------------------------            -------------------------------------
             (Date)                                    (Signature)


                                                       James C. Auten
                                           ------------------------------------
                                              (Name of Authorized Signatory)


                                                   Chief Financial Officer
                                           ------------------------------------
                                                          (Title)